UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2005
ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware                       333-110484                    54-2131349

(State or other juris-               (Commission             (IRS Employer
      diction of incorporation)          File Number)       Identification Number)

c/o Sands Hotel & Casino
Indiana Avenue and Brighton Park, 9th Floor
Atlantic City, New Jersey 08401

(Address of principal executive office) (Zip Code)
Registrant’s telephone number including area code: (609) 441-4633
Not Applicable

(Former name and former address, as changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Reference is made to the terms of that certain Loan Agreement by and among Atlantic Coast Entertainment Holdings, Inc. (“Atlantic”), as borrower, ACE Gaming, LLC (“ACE”), a wholly-owned subsidiary of Atlantic, as guarantor, and Fortress Credit Corp. (“Fortress”), as lender, (the “Loan Agreement”) and certain related ancillary documents previously reported on Atlantic’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 18, 2004.
As described in more detail in Item 2.03 below, on November 30, 2005, Atlantic and ACE entered into a Note and Mortgage Modification Agreement (the “Amendment”) with Drawbridge Special Opportunities Fund LP (“Drawbridge”), as lender. Following the execution of the Loan Agreement, Fortress entered into an assignment and acceptance agreement with Drawbridge pursuant to which Drawbridge assumed the obligation of Fortress under the Loan Agreement.
In connection with the Amendment, Atlantic and ACE received a waiver from Drawbridge under the Loan Agreement for Atlantic’s failure to maintain EBITDA of at least $12,500,000 for the twelve-month period that ended on October 1, 2005.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On November 30, 2005, Atlantic, ACE and Drawbridge executed the Amendment. Under the terms of the Amendment, the parties agreed to (i) reduce the maximum principal amount that Atlantic may borrow from $10,000,000 to $5,000,000; (ii) remove any obligation of Drawbridge to make any advances after November 17, 2007, or if the amount requested to be advanced together with the then outstanding principal sum due, would exceed $5,000,000; (iii) extend the Final Maturity Date (as defined in the Loan Agreement) until November 12, 2007; (iv) revise Section 6.23(a) of the Loan Agreement to reduce the minimum EBITDA required to be maintained by Atlantic for any twelve-month period from $12,500,000 to $7,000,000; provided that solely for the measurement and confirmation of EBITDA to be conducted as of April 1, 2006, a minimum EBITDA of $6,750,00 shall be maintained for the 12-month period preceding such date; and (v) provide for, upon a prepayment by Atlantic on any or all of the note under the Amendment, a 1% fee of the amount prepaid to be paid by Atlantic.
As consideration of Drawbridge’s acceptance of the agreement, Atlantic remitted to Drawbridge a modification fee of $25,000.
A copy of the Note and Mortgage Modification Agreement, dated November 30, 2005, by and among Atlantic, as borrower, ACE, as guarantor and Drawbridge, as lender, is attached hereto as Exhibits 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the attached exhibits.
Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.
     Exhibit Description:
     10.1* Note and Mortgage Modification Agreement, dated November 30, 2005, by and among Atlantic, as borrower, ACE, as guarantor and Drawbridge, as lender
     *Filed herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.
Dated: March 15, 2006                By:/s/   Denise Barton
                                                              Name: Denise Barton
                                                              Title: Vice President, Chief Financial Officer
                                                              and Principal Accounting Officer